UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 28, 2007

PEOPLES BANCORP
(Exact name of registrant as specified in its charter)

INDIANA	000-18991	35-1811284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 West Seventh Street, Auburn, Indiana		46706
(Address of principal executive offices)		(Zip Code)

(260) 925-2500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 28, 2007, Peoples Bancorp (“Peoples”) announced that the Board of Directors has approved a plan to discontinue Peoples’ obligation to file reports with the Securities and Exchange Commission.  Information on the plan is included in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued December 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2007	PEOPLES BANCORP

	By:	/s/ M.F. Winkler III
Maurice F. Winkler, III, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Location
99.1	Press Release issued December 28, 2007	Attached